UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
MTI Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23418 (Commission File Number)	95-3601802 (IRS Employer Identification No.)

17595 Cartwright Road, Irvine, California (Address of principal executive offices)		92614 (Zip Code)
Registrant’s telephone number, including area code (949) 251-1101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
     On February 13, 2007, MTI Technology Corporation (the “Company”) issued a press release to report its financial results for the quarterly period ended December 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
     The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 13, 2007, issued by MTI Technology Corporation (furnished pursuant to Item 2.02)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: February 13, 2007	/s/ SCOTT POTERACKI
Scott Poteracki
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 13, 2007, issued by MTI Technology Corporation (furnished pursuant to Item 2.02)